Exhibit 99.2

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED
CREDIT AND REIMBURSEMENT AGREEMENT

Dated as of June     , 2005

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AND REIMBURSEMENT AGREEMENT (this “Amendment”) among The AES Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors, the Bank Parties, CITICORP USA, INC., as administrative agent (the “Agent”) and CITIBANK, N.A., as Collateral Agent, for the Bank Parties (the “Collateral Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrower is party to a Third Amended and Restated Credit and Reimbursement Agreement dated as of March 17, 2004 (as amended by Amendment No. 1 dated as of August 10, 2004 and as otherwise amended, amended and restated, supplemented or otherwise modified up to the date hereof, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement) among the Subsidiary Guarantors, the Bank Parties, CITIGROUP GLOBAL MARKETS, INC., as Lead Arranger and Book Runner, BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Runner and as Co-Syndication Agent (for the Initial Term Loan Facility), DEUTSCHE BANK SECURITIES INC., as Lead Arranger and Book Runner (for the Initial Term Loan Facility), UNION BANK OF CALIFORNIA, N.A., as Co-Syndication Agent (for the Initial Term Loan Facility) and as Lead Arranger and Book Runner and as Syndication Agent (for the Revolving Credit Facility), LEHMAN COMMERCIAL PAPER INC., as Co-Documentation Agent (for the Initial Term Loan Facility), UBS SECURITIES LLC, as Co-Documentation Agent (for the Initial Term Loan Facility), SOCIÉTÉ GÉNÉRALE, as Co-Documentation Agent (for the Revolving Credit Facility), CREDIT LYONNAISE NEW YORK BRANCH, as Co-Documentation Agent (for the Revolving Credit Facility), the Agent and the Collateral Agent;

(2)           WHEREAS, the Borrower has requested that the Bank Parties agree to amend the Credit Agreement;

(3)           WHEREAS, the Bank Parties have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           Section 1.01 is amended as follows:

(i)    The following definitions shall be added in alphabetical order to read as follows:

“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of June      , 2005, among the Borrower, the Subsidiary Guarantors, the Bank Parties, the Agent and the Collateral Agent.

“Amendment No. 2 Effective Date” means the date that Amendment No. 2 to this Agreement becomes effective in accordance with Section 2(a) of Amendment No. 2.

“Applicable Revolving Margin” means, on any date, the percentage set forth in the table below based on the ratings assigned to the Facilities on such date by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services:

Rating(Moody’s/S&P)	Margin

Ba1 (or higher)/BB+ (or higher)	1.50%
Ba2/BB	1.75%
Ba3/BB-	2.00%
B1 (or lower)/B+ (or lower)	2.50%

If the Facilities are rated by only one such rating agency, the rating of such rating agency shall be used in determining the Applicable Revolving Margin.  If the Facilities are rated by both such rating agencies and (x) the ratings differential is one level, the lower rating will apply or (y) the ratings differential is two levels or more, the midpoint rating will apply; provided that if there is no midpoint rating, the lower of the two intermediate ratings surrounding the midpoint will apply.   If the Facilities are not rated by either of such rating agencies, the Facilities shall be deemed to be rated one level higher than (i) in the case of  Moody’s Investors Service, Inc., the Borrower’s senior implied issuer rating and (ii) in the case of Standard & Poor’s Ratings Services, the Borrower’s corporate credit rating and, in each case, the rules of the preceding two sentences shall apply to such deemed ratings.  If the Facilities are not rated (or deemed rated in accordance with the preceding sentence) by either of such rating agencies, the Applicable Revolving Margin shall be 2.50%.

“IPALCO Asset Sale” has the meaning set forth in Section 2.09(b)(ii).

“Minimum Ratings Condition” means, at any time of determination, that the Facilities are rated at least Ba1 from Moody’s Investors Service, Inc. and the corporate credit rating of the Borrower is at least BB- from Standard & Poor’s Ratings Services, in each case without any negative outlook.

“Permitted Credit Derivative Transaction” means any credit derivative transaction referencing a government, governmental agency or quasi-governmental agency, sovereign or sovereign agency or a super- or multi- national agency or any debt obligation issued by any such entity, in each case to the extent such transaction is not entered into for speculative purposes.

“Restricted Payment” has the meaning set forth in Section 5.09(a).

“Revolving Credit Assumption Agreement” has the meaning set forth in Section 2.18(d)(ii).

“Revolving Credit Increase Date” has the meaning set forth in Section 2.18(a).

“Revolving Credit Loan Commitment Increase” has the meaning set forth in Section 2.18(a).

“Revolving Credit Loan Increase Commitment Date” has the meaning set forth in Section 2.18(b).

(ii)   the definition of “Adjusted Free Cash Flow” is deleted in its entirety.

(iii)  The definition of “Adjusted Parent Operating Cash Flow” is amended by inserting “(including rental expense of the Borrower)” immediately before the period at the end thereof.

(iv)  The definition of “Asset Sale” is amended by replacing the phrase “(other than subsection (iv) thereof)” with the following “(other than sales of assets or Equity Interests of, or other Investments in, IPALCO or any of its Subsidiaries or any Subsidiary Guarantor or Subsidiary thereof permitted by subsection (iv) thereof)”.

(v)   The definition of “Banks’ Ratable Share” is amended and restated in its entirety to read as follows:

“Banks’ Ratable Share” means, in respect of any Net Cash Proceeds, a percentage of the Creditors’ Portion equal to a fraction (x) the numerator of which is the Total Bank Exposure at such time and (y) the denominator of which is the sum of the Total Bank Exposure at such time plus the aggregate principal amount of First Priority Secured Debt, the proceeds of which were used to permanently reduce Total Bank Exposure.

(vi)  The definition of “Base Rate Margin” is amended and restated in its entirety to read as follows:

“Base Rate Margin” means (i) in respect of the Revolving Credit Loans, a rate per annum equal to the Applicable Revolving Margin less 1.00%, (ii) in respect of the Initial Term Loans, a rate per annum equal to 0.75% (subject to the provisions of Section 2.06(f) hereof), and (iii) in respect of the Incremental Term Loan Facil-

ity, a rate per annum to be agreed to by the Borrower, the Agent and the Incremental Term Loan Banks.

(vii) The definition of “Bridge Debt” is amended and restated in its entirety to read as follows:

“Bridge Debt” means any Debt incurred pursuant to Section 5.07(b)(iv) relating to a bridge financing of any Covered Asset Sale.

(viii)                The definition of “Collateral Coverage Ratio” is deleted in its entirety.

(ix)   The definition of “Corporate Charges” is amended by (A) replacing “rental expense of the Borrower for such period” in clause (ii) thereof with “payments made by the Borrower pursuant to clause (iii) of Section 5.09(a) during such period” and (B) replacing clause (iv) thereof with the following “(iv) dividends paid on Trust Preferred Securities during such period”.

(x)    The definition of “Creditors’ Portion” is amended and restated in its entirety to read as follows:

“Creditors’ Portion” means, in respect of any Net Cash Proceeds, (i) 60% of such Net Cash Proceeds at any time that the Recourse Debt to Cash Flow Ratio is greater to or equal to 5.0:1.0 or (ii) 50% of such Net Cash Proceeds at any time that the Recourse Debt to Cash Flow Ratio is less than 5.0:1.0.

(xi)   The definition of “Derivatives Obligations” is amended by replacing the first sentence thereof in its entirety with the following:

“Derivative Obligations” of any Person means all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, credit derivative transaction, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions; provided that Derivatives Obligations shall not include any obligations of such Person in relation to an equity forward contract, equity or equity index swap or equity or equity index option pertaining, linked or indexed to the common stock of such Person or any affiliate thereof.

(xii)  The definition of “Equity Credit Preferred Securities” is amended by (i) adding the word “Existing” prior to “Trust Preferred Securities” in clause (i)(B) thereof, (ii) inserting the word “and” immediately prior to clause (i)(D) thereof, (iii) deleting the word “and” from the end of clause (i)(D) thereof, (iv) deleting in its entirety clause (i)(E) thereof and (v) adding the word “Existing” prior to “Trust Preferred Securities” in clause (ii) thereof each time it appears.

(xiii) The definition of “Equity Interests” is amended by adding to the end of such definition, immediately before the period, the following language: “; provided that Equity Interest shall not include Trust Preferred Securities (other than the Existing Trust Preferred Securities)”.

(xiv)                The definition of “Euro-Dollar Margin” is amended and restated in its entirety to read as follows:

“Euro-Dollar Margin” means (i) in respect of the Revolving Credit Loans, a rate per annum equal to the Applicable Revolving Margin, (ii) in respect of the Initial Term Loans, a rate per annum equal to 1.75% (subject to the provisions of Section 2.06(f) hereof) and (iii) in respect of the Incremental Term Loan Facility, a rate per annum to be agreed to by the Borrower, the Agent and the Incremental Term Loan Banks.

(xv) The definition of “Parent Operating Cash Flow” is amended by (A) deleting the word “and” from the end of clause (iv) thereof, (B) redesignating clause (v) thereof clause “(vi)” and (C) inserting immediately after clause (iv) thereof the following clause (v):

“(v)         cash payments made to the Borrower in respect of foreign exchange Hedge Agreements or other foreign exchange activities entered into by the Borrower on behalf of any of its Subsidiaries; and”.

(xvi)                The definition of “Recourse Debt” is amended by adding to the end of such definition, immediately before the period, the following language: “plus (iii) Off Balance Sheet Obligations of the Borrower”.

(xvii)               The definition of “Revolving Letter of Credit Commission Rate” is hereby amended by substituting for “2.50%” where it appears therein the following: “the Applicable Revolving Margin”.

(xviii)              The definition of “Secured Hedge Agreement” is amended by (A) adding to such definition immediately before the phrase “is entered into by” the following:  “(i)” and (B) by adding to the end of such definition, immediately before the period, the following language: “and (ii) specifies by its terms that it is secured by the Collateral”.

(xix) The definition of “Special Purpose Financing Subsidiary” is amended by substituting for “Equity Credit Preferred Securities” where it appears therein the following: “Trust Preferred Securities”.

(xx)  Clause (i) of the definition of “Termination Date” is amended by substituting for “July 31, 2007” where it appears therein the following: “June [  ], 2010”.

(b)           Section 2.09(b)(ii) is amended and restated in its entirety to read as follows:

“(ii)         Net Cash Proceeds of Asset Sales.

(x)            Other than in the case of a Covered Asset Sale involving the sale of assets or Equity Interests of, or other Investments in, IPALCO or any of its Subsidiaries (an “IPALCO Asset Sale”), on and after the date on which all of the Term Loan Facilities have been paid in full, in the event that the Borrower shall at any time, or from time to time, receive any Net Cash Proceeds from Covered Asset Sales, the Revolving Credit Loan Commitments of the Revolving Credit Loan Banks shall, unless the Required Banks otherwise agree, be ratably reduced by such amounts and at such times as may be required to avoid any requirement that all or any portion of such Net Cash Proceeds be applied to repay, prepay, repurchase or defease any Debt of the Borrower that is subordinated in right of payment to the Debt of the Borrower under the Financing Documents.

(y)           In the case of an IPALCO Asset Sale, following the application of the Net Cash Proceeds thereof to repay Term Loans in accordance with Section 2.10(b)(i) or if the Term Loan Facilities have been paid in full, the Revolving Credit Loan Commitments of the Revolving Credit Loan Banks shall, (A) unless the Supermajority Banks otherwise agree or the Minimum Ratings Condition is met at such time (after giving effect to such IPALCO Asset Sale), be ratably reduced by an amount equal to the Banks’ Ratable Share of such remaining Net Cash Proceeds (concurrently with the prepayment of outstanding Revolving Credit Loans in accordance with Section 2.10(b)(i)) and (B) after giving effect to any reduction in clause (A), unless the Required Banks otherwise agree, be ratably reduced by such amounts and at such times as may be required to avoid any requirement that all or any portion of such Net Cash Proceeds be applied to repay, prepay, repurchase or defease any Debt of the Borrower that is subordinated in right of payment to the Debt of the Borrower under the Financing Documents.”

(c)           Section 2.10(b) is amended and restated in its entirety to read as follows:

“(b)         Mandatory. (i)  The Borrower shall, on the third Business Day following the receipt by the Borrower after the Effective Date of (A) Net Cash Proceeds from any Covered Asset Sales or (B) Net Cash Proceeds from the incurrence of any Bridge Debt, offer to prepay, on a pro rata basis, an aggregate principal amount of the Term Loans in an amount equal to the Banks’ Ratable Share of such Net Cash Proceeds and the Term Loan Banks shall have the option to accept or refuse such prepayment in accordance with the provisions set forth in Section 2.10(c).  Upon the payment in full of the Term Loans, the Borrower shall apply such Net Cash Proceeds to prepay the Revolving Credit Loans outstanding at such time (without any reduction of Revolving Credit Loan Commitments, except as set forth in Section 2.09(b)(ii)).

(ii)           The Borrower shall, on the third Business Day following the date of receipt of Net Cash Proceeds from the issuance of Debt by any Subsidiary of the Borrower permit-

ted pursuant to Section 5.07(b)(ii) (but only to the extent applicable pursuant to the proviso thereof) and Section 5.07(b)(vi) (but only to the extent the Debt was incurred by IPALCO or a Subsidiary Guarantor), offer to prepay an aggregate principal amount of the Term Loans in an aggregate amount equal to the Banks’ Ratable Share of such Net Cash Proceeds (other than $200,000,000 of additional Debt of IPALCO and the Subsidiary Guarantors incurred after the date hereof).  The Term Loan Banks shall have the option to accept or refuse any prepayment pursuant to this Section 2.10(b)(ii) in accordance with the provisions set forth in Section 2.10(c).  So long as Net Cash Proceeds referred to in this Section 2.10(b)(ii) are received by the Borrower, the Borrower agrees to use all reasonable efforts to cause all such Net Cash Proceeds permitted to be distributed to be so distributed.  Upon the payment in full of the Term Loans, the Borrower shall apply such Net Cash Proceeds to prepay the Revolving Credit Loans outstanding at such time (without any reduction of Revolving Credit Loan Commitments).”

(d)           Section 2.17(a) is amended by (A) inserting immediately after the phrase “Section 2.10 hereof” the following “or to permanently reduce Revolving Credit Loan Commitments pursuant to Section 2.09 hereof less the aggregate amount of Revolving Credit Loan Commitment Increases pursuant to Section 2.18” and (B) inserting immediately after the figure “$700,000,000” the following “less the aggregate amount of Revolving Credit Loan Commitment Increases pursuant to Section 2.18”.

(e)           Section 2.17(d) is amended be substituting for “Section 10.06(g)” where it appears therein the following: “Section 10.06(f)”.

(f)            The following new Section 2.18 is added:

“Section 2.18.  Increase in Revolving Credit Loan Commitments.  (a)  The Borrower may, at any time and from time to time prior to the Termination Date of the Revolving Credit Loan Facility, by notice to the Agent, request one or more increases in the Commitments under the Revolving Credit Loan Facility existing at the time of such request (each, a “Revolving Credit Loan Commitment Increase”) in an aggregate amount up to $500,000,000 plus the sum of all amounts applied from time to time after the Effective Date to permanently reduce Revolving Credit Loan Commitments pursuant to Section 2.09 hereof or to permanently repay Term Loans pursuant to Section 2.10 hereof less the aggregate amount of Incremental Term Loan Facilities and Commitment Increases pursuant to Section 2.17, to be effective as of a date that is at least 90 days prior to the scheduled Termination Date then in effect (each, a “Revolving Credit Increase Date”) as specified in the related notice to the Agent; provided, however, that (i) in no event shall the aggregate amount of such Revolving Credit Loan Commitment Increases exceed $700,000,000 less the aggregate amount of Incremental Term Loan Facilities and Commitment Increases pursuant to Section 2.17 and (ii) on the date of any request by the Borrower for a Revolving Credit Loan Commitment Increase and on the related Revolving Credit Increase Date, the applicable conditions set forth in Section 3.02 and in clause (d) of this Section 2.18 shall be satisfied, provided that no Bank shall have any obligation to participate in any Revolving Credit Loan Commitment Increase.

“(b)         The Agent shall promptly notify the Revolving Credit Loan Banks of any request by the Borrower for a Revolving Credit Loan Commitment Increase, which notice shall include (i) the proposed amount of such requested Revolving Credit Loan Commitment Increase,

(ii) the proposed Revolving Credit Increase Date and (iii) the date by which Revolving Credit Loan Banks wishing to participate in the Revolving Credit Loan Commitment Increase must commit to an increase in the amount of their respective Revolving Credit Loan Commitments (the “Revolving Credit Loan Increase Commitment Date”).  Each Revolving Credit Loan Bank that desires to participate in the requested Revolving Credit Loan Commitment Increase shall, in its sole discretion, give written notice to the Agent on or prior to the applicable Revolving Credit Loan Increase Commitment Date of the amount by which it desires to increase its Revolving Credit Loan Commitment.

“(c)         The Borrower may extend offers to one or more Eligible Assignees to participate in any portion of the requested Revolving Credit Loan Commitment Increase; provided, however, that the Revolving Credit Loan Commitment of each such Eligible Assignee shall be in an amount equal to at least $1,000,000.  Promptly following the applicable Revolving Credit Loan Increase Commitment Date, the Agent shall notify the Borrower as to the amount, if any, by which the Revolving Credit Loan Banks and any Eligible Assignees are willing to participate in the requested Revolving Credit Loan Commitment Increase.  In all cases (including if the aggregate amount by which the Revolving Credit Loan Banks and any Eligible Assignees are willing to participate in the requested Revolving Credit Loan Commitment Increase on any such Revolving Credit Increase Date exceeds the amount of the requested Revolving Credit Loan Commitment Increase), the requested Revolving Credit Loan Commitment Increase shall be allocated among the Revolving Credit Loan Banks and any Eligible Assignees willing to participate therein in such amounts as are agreed between the Borrower and the Agent.

“(d)         On the applicable Revolving Credit Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Revolving Credit Loan Commitment Increase in accordance with Section 2.18(c) shall become a Bank party to this Agreement as of the applicable Revolving Credit Increase Date and the Revolving Credit Loan Commitment of each Revolving Credit Loan Bank participating in such Revolving Credit Loan Commitment Increase shall be increased by the amount allocated to such Revolving Credit Loan Bank pursuant to the last sentence of Section 2.18(c)) as of such Revolving Credit Increase Date; provided, however, that the Agent shall have received on or before the applicable Revolving Credit Increase Date the following, each dated such date:

(i)       (A) certified copies of resolutions of the Board of Directors (or a committee thereof) of the Loan Parties approving the applicable Revolving Credit Loan Commitment Increase and the corresponding modifications to this Agreement and (B) an opinion of counsel for each of the Loan Parties (which may be an opinion of in-house counsel), each in form and substance reasonably satisfactory to the Agent;

(ii)      an assumption agreement from each Eligible Assignee, if any, in form and substance satisfactory to the Borrower and the Agent (each a “Revolving Credit Assumption Agreement”), duly executed by such Eligible Assignee, the Agent and the Borrower; and

(iii)     confirmation from each Revolving Credit Loan Bank of the increase in the amount of its Revolving Credit Loan Commitment in a writing satisfactory to the Borrower and the Agent.

“On the applicable Revolving Credit Increase Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.18(d) and the conditions set forth in Section 3.02, (x) the Agent shall notify the existing Revolving Credit Loan Banks and any new Revolving Credit Loan Banks participating in such Revolving Credit Loan Commitment Increase and the Borrower, on or before 11:00 A.M. (New York City time), by telecopier or telex, of the occurrence of the applicable Revolving Credit Loan Commitment Increase to be effected on the related Revolving Credit Increase Date and (y) the Agent shall record in the Register maintained by the Agent pursuant to Section 10.06(f) the relevant information with respect to each existing Revolving Credit Loan Bank and each new Revolving Credit Loan Bank participating in such Revolving Credit Loan Commitment Increase on such date.”

(g)           Section 5.01(d) is amended by deleting the reference to “5.12,” therein.

(h)           Section 5.01(j) is amended by inserting immediately after “Section 5.07(b)(vi)” the following “(but only to the extent the Debt was incurred by IPALCO or a Subsidiary Guarantor)”.

(i)            Section 5.07(a)(viii) is amended and restated in its entirety to read as follows:  “(viii)  Debt incurred as a bridge financing for a proposed sale, transfer or other disposition of assets pursuant to Section 5.18(iv) with respect to assets acquired after the Amendment No. 2 Effective Date; provided that (w) the only direct or contingent obligor in respect of such Debt is the holder of the assets that are the subject of such sale, transfer or other disposition, (x) the interest rate applicable to such Debt does not exceed the then applicable market interest rate, (y) such Debt is repaid with the proceeds of such sale, transfer or other disposition upon consummation thereof and (z) such Debt was incurred in connection with the acquisition by the Borrower of the assets that are the subject of such sale, transfer or other disposition;”.

(j)            Section 5.07(a) is amended by inserting immediately after clause (ix) thereof the following clause (x): “(x) Debt in an aggregate principal amount not to exceed $500,000,000 at any one time outstanding, so long as immediately before and after giving effect to the incurrence and application of the proceeds thereof no Default shall have occurred and be continuing; and”.

(k)           Section 5.07(b)(iv) is amended and restated in its entirety to read as follows:  “(iv)  Debt incurred by a Subsidiary as a bridge financing for a proposed sale, transfer or other disposition of assets pursuant to Section 5.18(iv); provided that (w) the only direct or contingent obligor in respect of such Debt is the holder of the assets that are the subject of such sale, transfer or other disposition, (x) the interest rate applicable to such Debt does not exceed the then applicable market interest rate, (y) such Debt is repaid with the proceeds of such sale, transfer or other disposition upon consummation thereof and (z) in the case of a bridge financing for a proposed Covered Asset Sale, the Net Cash Proceeds from the incurrence of such Debt shall be applied as set forth in Section 2.10(b);”.

(l)            Section 5.07(b)(vi) is amended and restated in its entirety to read as follows:  “(vi)  Debt incurred by a Subsidiary, the Net Cash Proceeds of which are received by the Borrower or a Qualified Holding Company whose Equity Interests have been pledged to the Secured Holders pursuant to the Collateral Documents and, in the case of Debt incurred by

IPALCO or any Subsidiary Guarantor, an amount equal to the Banks’ Ratable Share of 100% of such Net Cash Proceeds (other than $200,000,000 of additional Debt of IPALCO and the Subsidiary Guarantors incurred after the date hereof), shall be applied to prepay the Debt hereunder pursuant to and in the amount and order of priority set forth in Section 2.10(b)”;

(m)          Section 5.09(a) is amended and restated in its entirety to read as follows:

“(a)         The Borrower will not declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in the Borrower (each, a “Restricted Payment”), except the Borrower may:

(i)            declare and pay cash dividends to the holders of (x) the Existing Trust Preferred Securities and (y) the Borrower’s preferred stock; provided that for purposes of determining compliance with Section 5.13 hereof, the Cash Flow Coverage Ratio for any period shall take into account any such dividends declared and paid during such period;

(ii)           redeem, repurchase, refinance, replace or refund any of the Obligations arising (x) in respect of the Existing Trust Preferred Securities at any time or (y) in respect of any other preferred stock of the Borrower (A) at any time with the proceeds of any contemporaneous issuance and sale by the Borrower of its Capital Stock (other than Redeemable Stock) or (B) within one year of the final maturity date or mandatory redemption date of any such other preferred stock; and

(iii)          declare or make Restricted Payments if, after giving effect thereto, the aggregate of all Restricted Payments declared or made subsequent to March 31, 2005 (other than pursuant to clause (i) or (ii) above) does not exceed the sum of $25,000,000 plus 5% (or, if such amount is a loss, minus 100%) of an amount equal to Adjusted Parent Operating Cash Flow less Corporate Charges for the period from April 1, 2005 through the last day of the fiscal quarter of the Borrower then most recently ended for which financial statements were required to be delivered to the Agent pursuant to Section 5.01(a) or (b) (treated for this purpose as a single accounting period);

provided that nothing in this Section shall prohibit the payment of any dividend or distribution within 45 days after the declaration thereof if such declaration was not prohibited by this Section.”

(n)           Section 5.10(p) is amended and restated in its entirety as follows:

“(p)         Liens on the Creditor Group Collateral securing the Debt of the Borrower or obligations of the Borrower under Hedge Agreements; provided that Liens on the Creditor Group Collateral securing First Priority Secured Debt of the Borrower shall only secure First Priority Secured Debt up to an aggregate principal amount not to exceed $1,750,000,000 (less the aggregate amount of mandatory prepayments of Term Loans and mandatory reductions of Revolving Credit Loan

Commitments resulting from the application of Net Cash Proceeds from IPALCO Asset Sales);”.

(o)           Section 5.10(q) is amended and restated in its entirety to read as follows:  “(q)  Liens securing Debt permitted by Section 5.07(a)(viii) or Section 5.07(b)(iv), provided that such Debt is secured solely by the asset that is the subject of the proposed sale, transfer or other disposition related to such Debt;”.

(p)           Section 5.12 is amended and restated in its entirety to read as follows:  “[Intentionally omitted.]”.

(q)           Section 5.14 is amended by changing the levels of the Maximum Recourse Debt to Cash Flow Ratio for the periods set forth below:

Four Fiscal Quarter Ending	Maximum Recourse Debt to Cash Flow Ratio
June 30, 2005	7.50
September 30, 2005	7.50
December 31, 2005	7.50
March 31, 2006	7.50
June 30, 2006	7.50
September 30, 2006	7.50
December 31, 2006	7.00
March 31, 2007	7.00
June 30, 2007	7.00
September 30, 2007	7.00
December 31, 2007	7.00
March 31, 2008	6.50
June 30, 2008	6.50
September 30, 2008	6.50
December 31, 2008	6.50
March 31, 2009	6.50
June 30, 2009	6.50
September 30, 2009	6.50
December 31, 2009	6.50
March 31, 2010	6.00
June 30, 2010	6.00
September 30, 2010	6.00
December 31, 2010	6.00
March 31, 2011	6.00
June 30, 2011 and thereafter	6.00

(r)            Section 5.16(a)(x) is amended by (i) adding the words “Amendment No. 2” immediately before the words “Effective Date” where they appear therein, (ii) substituting for the figure “$135,000,000” where it appears therein the figure “$250,000,000” and (iii) deleting the reference to “5.12,” where it appears therein.

(s)           Section 5.16(a) is amended by: (A) deleting the word “and” from the end of clause (xiii) thereof, (B) redesignating clause (xiv) thereof clause (xv) and (C) inserting immediately after clause (xiii) thereof the following clause (xiv): “(xiv)  Investments in marketable securities as part of the Borrower’s management of its long-term and deferred compensation obligations in the ordinary course of business;”.

(t)            Section 5.18 is amended as follows:

(i)       by replacing the proviso in clause (vii)(4) thereof with the following:  “(provided that, in the case of a disposition of Equity Interests in IPALCO or any of its Subsidiaries or any Subsidiary Guarantor or Subsidiary thereof, any cash received in connection with such disposition shall be treated as Net Cash Proceeds from a Covered Asset Sale)”;

(ii)      by replacing the proviso at the end thereof with the following:  “provided that in the case of sales of assets or Equity Interests of, or other Investments in, IPALCO or any of its Subsidiaries or any Subsidiary Guarantor or Subsidiary thereof pursuant to clause (iv) above, the Borrower shall apply the Net Cash Proceeds from such sale to offer to prepay the Term Loans pursuant to Section 2.10(b), as specified therein”; and

(iii)     by adding the following to the end thereof: “Notwithstanding the foregoing, the Borrower will not, and will not permit any of its Subsidiaries to, in one transaction or a series of related transactions, sell, lease, transfer or otherwise dispose of all or substantially all of the assets of the Borrower and its Subsidiaries on a consolidated basis.”

(u)           Section 5.19 is amended as follows:

(i)       by deleting from the title thereof “Off Balance Sheet Obligations;”;

(ii)      Section 5.19(a) is amended and restated in its entirety to read as follows: “[Intentionally omitted.]”;

(iii)     Section 5.19(b) is amended and restated in its entirety to read as follows: “The Borrower shall not enter into any Hedge Agreement, except for (i) Hedge Agreements entered into to hedge against fluctuations in interest rates, foreign exchange rates, commodity prices and pension and other long-term or deferred compensation obligations consistent with prudent business practice and (ii) Permitted Credit Derivative Transactions.”; and

(iv)     Section 5.19(c) is amended and restated in its entirety to read as follows: “The Borrower shall not permit its Subsidiaries to enter into any Hedge Agreement, except for (i) Hedge Agreements entered into to hedge against fluctuations in interest rates, foreign exchange rates, commodity prices and pension and other long-term or deferred compensation obligations consistent with prudent business practice and (ii) Permitted Credit Derivative Transactions.”.

(v)           Section 10.05 is amended by (A) inserting the word “or” immediately before subclause (iv) of clause (a) of the first proviso thereof, (B) deleting the “;”immediately before subclause (v) of clause (a) of the first proviso thereof, (C) deleting subclauses (v) and (vi) of clause (a) of the first proviso thereof in their entirety, (D) substituting for the word “or” immediately before subclause (v) of clause (b) of the first proviso thereof a comma and (E) inserting the following immediately before clause (c) of the first proviso thereof: “(vi) postpone the date fixed for any payment of principal of or interest on any Loan or Reimbursement Obligation or any fees hereunder or (vii) postpone the final maturity of the Loans,”.

(w)          The following Section 10.16 is added:

“Section 10.16.  Replacement of Banks.  If (i) any Bank or any participant of such Bank requests compensation under Section 8.03, or (ii) if the Borrower is required to pay any additional amount to any Bank or any participant of such Bank or any governmental authority for the account of any Bank or any participant of such Bank pursuant to Section 8.04, or (iii) if such Bank has failed to consent to any amendment, waiver or consent hereunder requiring the consent of all Banks or all Banks directly affected thereby as to which the Required Banks or the majority of Banks directly affected thereby have given their consent (each, a “Non-Consenting Bank”) or if any other circumstance exists hereunder that gives the Borrower the right to replace a Bank as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Bank and the Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Financing Documents to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment), provided that:

(a)           the Borrower shall have paid to the Agent the assignment fee specified in Section 10.06(c);

(b)           such Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Financing Documents (including any amounts under Section 2.12) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)           in the case of any such assignment resulting from a claim for compensation under Section 8.03 or payments required to be made pursuant to Section 8.04, such assignment will result in a reduction in such compensation or payments thereafter; and

(d)           such assignment does not conflict with applicable laws or guidelines, directed duties or requests of, or agreements with, any governmental authority (whether or not having the force of law).

A Bank shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.  If the Borrower elects to exercise its rights with respect to a Non-Consenting Bank pursuant to clause (iii) above, then it must exercise such rights with respect to all but not less than all such Non-Consenting Banks.”

SECTION 2.           Conditions to Effectiveness.

(a)           Except to the extent set forth in Sections 2(b), (c) and (d) below, this Amendment shall become effective when, and only when, and as of the date (the “Amendment No. 2 Effective Date”) on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and the Required Banks or, as to any of the Required Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (b) the Agent shall have received all fees due and payable in connection with this Amendment and the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a favorable opinion of the Assistant General Counsel of the Borrower regarding the due authorization, execution and delivery of this Amendment and other matters reasonably requested by the Agent and (d) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Amendment No. 2 Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of Amendment No. 2 Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

(b)           Section 1(a)(i) (solely with respect to the definition of Applicable Revolving Margin), Section 1(a)(xvii) and, solely to the extent relating to Revolving Credit Loans, Sections 1(a)(vi) and (xiv) of this Amendment shall become effective when, and only when, and as of the date (the “Revolver Pricing Effective Date”) on or following the Amendment No. 2 Effective Date on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and all of the Revolving Credit Loan Banks or, as to any of the Revolving Credit Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (b) the Agent and the Revolving Credit Loan Banks shall have received all fees due and payable in connection with this Amendment and the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Revolver Pricing Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of Revolver Pricing Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

(c)           Sections 1(a)(vi) and (xiv) of this Amendment, solely to the extent relating to Initial Term Loans, shall become effective when, and only when, and as of the date (the “Initial Term Loan Pricing Effective Date”) on or following the Amendment No. 2 Effective Date on which (a) the Agent shall have received counterparts of this Amendment executed by the Borrower and each of the Subsidiary Guarantors and all of the Initial Term Loan Banks or, as to any of the Initial Term Loan Banks, advice satisfactory to the Agent that such Bank Party has executed this Amendment, (b) the Agent and the Initial Term Loan Banks shall have received all fees due and payable in connection with this Amendment and the Agent shall have received payment of all accrued fees and expenses of the Agent (including the reasonable and accrued fees of counsel to the Agent invoiced on or prior to the date hereof), (c) the Agent shall have received a certificate signed by a duly authorized officer of the Borrower dated the Initial Term Loan Pricing Effective Date, to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Financing Documents are true and correct in all material respects on and as of Initial Term Loan Pricing Effective Date as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing.

(d)           Sections 1(a)(xx) and 1(v) of this Amendment shall become effective when, and only when, and as of the date on which both the Revolver Pricing Effective Date and the Initial Term Loan Pricing Effective Date shall have occurred.

This Amendment is subject to the provisions of Section 10.05 of the Credit Agreement.

SECTION 3.           Representations and Warranties.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in each of the Financing Documents are correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           No Default has occurred and is continuing on the date hereof.

SECTION 4.           Reference to and Effect on the Financing Documents.  (a)  On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

(b)           The Credit Agreement, the Notes and each of the other Financing Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Financing Documents, in each case as amended by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Credit Agreement or the other Financing Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Financing Documents.

SECTION 5.           Affirmation of Subsidiary Guarantors.  Each Subsidiary Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Subsidiary Guarantor contained in Article IX of the Credit Agreement, as amended hereby, or in any other Financing Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article IX of the Credit Agreement and in each of the other Financing Documents to “the Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  Without limiting the generality of the foregoing, the Collateral Documents to which such Subsidiary Guarantor is a party and all of the Collateral described therein do, and shall continue to secure, payment of all of the Secured Obligations (in each case, as defined therein).

SECTION 6.           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.           WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 8.           Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 9.           Costs and Expenses.  The Borrower hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Collateral Trustees’ and the Agent’s counsel and other out-of-pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE AES CORPORATION,
as Borrower

By:
Title:
	Address:	1001 North 19th Street
Arlington, VA 22209
	Fax:	(703) 528-4510

SUBSIDIARY GUARANTORS:

AES HAWAII MANAGEMENT COMPANY, INC.,

as Subsidiary Guarantor

By:
Title:
Address:
Fax

AES NEW YORK FUNDING, L.L.C.,

as Subsidiary Guarantor

By:
Title:
Address:
Fax

AES OKLAHOMA HOLDINGS, L.L.C.,
as Subsidiary Guarantor

By:
Title:
Address:
Fax

AES WARRIOR RUN FUNDING, L.L.C.,
as Subsidiary Guarantor

By:
Title:
Address:
Fax

AGENTS:

CITICORP USA, INC.,
as Agent

By:
Tile:
	Address:	388 Greenwich Street, 21st Floor New York, NY 10013
	Fax	(212) 816-8098
	Attention:	Nietzsche Rodricks
	Email:	oploanswebadmin@citigroup.com

CITIBANK N.A.,
as Collateral Agent

By:
Tile:
	Address:	388 Greenwich Street, 21st Floor New York, NY 10013
	Fax	(212) 816-8098
	Attention:	Nietzsche Rodricks